Exhibit 99.1


--------------------------------------------------------------------------------
CASE NAME:  Cannondale Corporation
--------------------------------------------------------------------------------
CASE NUMBER:  03-50117                                         ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE: The Honorable Alan H.W. Shiff
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               BRIDGEPORT DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING FEBRUARY 22, 2003


IN ACCORDANCE WITH TITLE 28, SECTION 1746 OF THE UNITED STATES CODE I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS -7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

     /s/ John Moriarty                              Assistant Treasurer
-----------------------------------------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

     John Moriarty                                     April 23, 2003
-----------------------------------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE


PREPARER:

     /s/ Janet K. Rapela                           Manager of Reporting
-----------------------------------------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                           TITLE

     Janet K. Rapela                                   April 23, 2003
-----------------------------------------------------------------------
  PRINTED NAME OF PREPARER                                  DATE

CASE NAME:  Cannondale Corporation (See Note 1)                ACCRUAL BASIS -1
CASE NUMBER:  03-50117


COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------
                                                                JAN. 25, 2003
ASSETS                                                          SCHEDULE AMT.        FEB. 22, 2003
---------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                                 (51,855)             359,815
2.  RESTRICTED CASH                                                       -
3.  TOTAL CASH                                                        (51,855)             359,815
4.  ACCOUNTS RECEIVABLE (NET)                                      24,272,857           24,559,474
5.  INVENTORY                                                      29,269,047           26,656,286
6.  NOTES RECEIVABLE (EMPLOYEE)                                        84,322               82,881
7.  PREPAID EXPENSES                                                  957,590              853,424
8.  OTHER (ATTACH LIST)                                                   -                    -
9.  TOTAL CURRENT ASSETS                                           54,531,961           52,511,880
10. PROPERTY, PLANT AND EQUIPMENT - See Note a                     62,686,492           73,089,995
11. LESS: ACCUMULATED DEPRECIATION                                (40,964,355)         (45,846,436)
12. NET PROPERTY, PLANT AND EQUIPMENT                              21,722,137           27,243,559
13. DUE FROM INSIDERS                                                 336,297              336,297
14. OTHER ASSETS - NET OF AMORTIZATION  - See Note b                1,915,763            2,894,528
15. OTHER (ATTACH LIST) - See Note c                                      -              5,233,608
16. TOTAL ASSETS                                                   78,506,158           88,219,872
---------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
---------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                                       102,558
18. TAXES PAYABLE                                                                              780
19. NOTES PAYABLE                                                                                -
20. PROFESSIONAL FEES - See Note d                                                               -
21. SECURED DEBT - See Note e                                                              393,852
22. OTHER (ATTACH LIST) - See Note f                                                     1,424,063
23. TOTAL POST PETITION LIABILITIES                                                      1,921,253
---------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                   52,023,857           51,777,973
25. PRIORITY DEBT - See Note g                                        288,903               49,875
26. UNSECURED DEBT - See Note h                                    29,046,776           28,970,451
27. OTHER (ATTACH LIST) - See Note i                                        -            2,848,572
28. TOTAL PRE PETITION LIABILITIES - See Note j                    81,359,536           83,646,871
29. TOTAL LIABILITIES                                              81,359,536           85,568,124
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
30. PRE PETITION OWNERS' EQUITY                                                          5,720,636
31. POST PETITION CUMULATIVE PROFIT OR (LOSS)                                           (1,972,769)
32. DIRECT CHARGES TO EQUITY - See Note k                                               (1,096,118)
33. TOTAL EQUITY                                                                         2,651,749
34. TOTAL LIABILITIES AND OWNERS' EQUITY                                                88,219,872
---------------------------------------------------------------------------------------------------

Note 1: The financial statements and attached notes reflect the results of Cannondale Corporation USA only.

Note 2: As of February 22, 2003, no impairment analysis had been performed on long-lived assets relating to motorsports. The motorsports plant is no longer operational.

Note 3: Certain amounts originally filed in the Bankruptcy Schedules and Statement of Assets and Liabilities as of January 29, 2003 are in the process of being amended.

CASE NAME:  Cannondale Corporation                             ACCRUAL BASIS -2
CASE NUMBER:  03-50117


INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------
                                                                  JAN. 26 THRU          JAN. 30 THRU
REVENUES                                                          JAN. 29, 2003         FEB. 22, 2003       TOTAL
---------------------------------------------------------------------------------------------------------------------

1.  GROSS REVENUES                                                   41,788            3,563,011           3,604,799
2.  LESS: RETURNS AND DISCOUNTS                                      21,957              192,752             214,709
3.  NET REVENUE                                                      19,831            3,370,259           3,390,090
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                                         46,879            2,098,854           2,145,732
5.  DIRECT LABOR                                                      5,207              233,109             238,316
6.  DIRECT OVERHEAD                                                 233,999            1,037,803           1,271,802
7.  TOTAL COST OF GOODS SOLD                                        286,084            3,369,766           3,655,850
8.  GROSS PROFIT                                                   (266,253)                 493            (265,760)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                                     18,865              125,769             144,634
10. SELLING AND MARKETING                                            36,744              773,107             809,851
11. GENERAL AND ADMINISTRATIVE ##                                  (475,130)             164,819            (310,311)
12. RENT AND LEASE                                                   17,304              108,742             126,046
13. OTHER - RESEARCH AND DEVELOPMENT ##                            (126,751)             113,481             (13,270)
14. TOTAL OPERATING EXPENSES                                       (528,968)           1,285,918             756,950
15. INCOME BEFORE NON-OPERATING INCOME AND EXPENSES                 262,715           (1,285,425)         (1,022,710)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSE
---------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATTACH LIST) - See Note l                 189,567              262,545             452,112
17. NON-OPERATING (EXPENSE) (ATTACH LIST) - See Note l             (209,496)              (8,892)           (218,388)
18. INTEREST (EXPENSE) ##                                            53,381             (374,545)           (321,164)
19. DEPRECIATION (EXPENSE)                                          (27,261)            (163,567)           (190,828)
20. AMORTIZATION (EXPENSE)                                           (8,130)              (5,699)            (13,829)
21. OTHER (ATTACH LIST)                                                 -                    -                   -
22. NET OTHER INCOME AND (EXPENSE)                                   (1,938)            (290,158)           (292,096)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES      |XX|                                     (42,156)            (197,844)           (240,000)
24. U.S. TRUSTEE FEES                                                   -                    -                   -
25. OTHER (ATTACH LIST) - See Note m                                    -               (198,772)           (198,772)
26. TOTAL REORGANIZATION (EXPENSES)                                 (42,156)            (396,616)           (438,772)
27. INCOME TAX ##                                                  (359,578)                 570            (359,008)
28. NET PROFIT (LOSS)                                               578,199           (1,972,769)         (1,394,570)
---------------------------------------------------------------------------------------------------------------------

|XX| CIT paid a $200,000 retainer on behalf of the Company to Zeisler & Zeisler in anticipation of the Bankruptcy filing. Of this amount, $42,146 was incurred prior to the filing. The remaining retainer credit of $157,844 is subject to Bankruptcy Court approval before being applied by Zeisler & Zeisler.

## Negative expense amounts are a result of reversals of pre-petition accruals no longer needed.

CASE NAME:  Cannondale Corporation                             ACCRUAL BASIS -3
CASE NUMBER:  03-50117


--------------------------------------------------------------------------------
                                                               JAN. 30, 2003 TO
CASH RECEIPTS AND DISBURSEMENTS                                  FEB. 22, 2003
--------------------------------------------------------------------------------
1. CASH - BEGINNING OF MONTH - See Note n                              175,871
--------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------
2. CASH SALES                                                              -
--------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------
3. PRE PETITION                                                      1,871,326
4. POST PETITION - See Note o                                          649,796
5. TOTAL OPERATING RECEIPTS                                          2,521,122
--------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
--------------------------------------------------------------------------------
6.  LOANS AND ADVANCES                                               2,555,764
7.  SALE OF ASSETS                                                           -
8.  OTHER (ATTACH LIST) - See Note p                                   155,123
9.  TOTAL NON-OPERATING RECEIPTS                                     2,710,887
10. TOTAL RECEIPTS                                                   5,232,009
11. TOTAL CASH AVAILABLE                                             5,407,880
--------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------
12. NET PAYROLL ^^                                                   1,035,985
13. PAYROLL TAXES PAID                                                 103,319
14. SALES, USE AND OTHER TAXES PAID                                        782
15. SECURED RENTALS AND LEASES                                             -
16. UTILITIES                                                              420
17. INSURANCE (including medical claim reimbursements) ^^              349,246
18. INVENTORY PURCHASES                                                284,881
19. VEHICLE EXPENSES                                                       -
20. TRAVEL                                                             117,092
21. ENTERTAINMENT                                                          -
22. REPAIRS AND MAINTENANCE                                                -
23. SUPPLIES                                                            12,414
24. ADVERTISING                                                            -
25. OTHER (ATTACH LIST) - See Note q                                   128,512
25a. LOAN REPAYMENTS TO CIT (DAILY SWEEPS)                           2,516,642
26. TOTAL OPERATING DISBURSEMENTS                                    4,549,293
--------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------
27. PROFESSIONAL FEES ^^                                               300,000
28. U.S.TRUSTEE FEES                                                       -
29. OTHER (ATTACH LIST) - See Note r                                   198,772
30. TOTAL REORGANIZATION EXPENSES                                      498,772
31. TOTAL DISBURSEMENTS                                              5,048,065
32. NET CASH FLOW                                                      183,944
33. CASH - END OF MONTH                                                359,815
--------------------------------------------------------------------------------

^^ CIT disbursed $688,868 on behalf of Cannondale Corporation to certain parties in anticipation of the Bankruptcy filing on January 29, 2003, but charged the Company's post-petition DIP financing line. Included in this amount was payroll of $310,122, employee insurance and medical claim reimbursements of $78,746, professional fees of $200,000, and other reorganization expenses of $100,000. Such amounts are included in the disbursement totals above. A portion of these payments, set forth above, were applied to pre-petition balances, but are included herein in order to reconcile the post-petition DIP loan balance.

CASE NAME:  Cannondale Corporation                             ACCRUAL BASIS -4
CASE NUMBER:  03-50117


ACCOUNTS RECEIVABLE AGING                               FEBRUARY
--------------------------------------------------------------------------------

1. Future                                                  10,626,527

2. Current                                                  5,541,605

3. 0-30                                                     2,409,950

4. 31-60                                                    2,810,122

5. 61-90                                                    1,117,408

6.  91+                                                     4,767,405

7. TOTAL ACCOUNTS RECEIVABLE                               27,273,018

8. AMOUNT CONSIDERED UNCOLLECTIBLE                         (2,713,544)See Note s

9. ACCOUNTS RECEIVABLE (NET)                               24,559,474
--------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES FOR FEBRUARY
TAXES PAYABLE                                           0-30 DAYS        31-60 DAYS        61-90 DAYS       91+ DAYS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------

1.  FEDERAL                                                      -              -                 -               -             -

2.  STATE                                                     12,092            -                 -               -          12,092

3.  LOCAL                                                        -              -                 -               -             -

4.  OTHER (ATTACH LIST)                                          -              -                 -               -             -

5.  TOTAL TAXES PAYABLE                                       12,092            -                 -               -          12,092
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                                         102,558            -                 -               -         102,558
------------------------------------------------------------------------------------------------------------------------------------

STATUS OF POST PETITION TAXES


------------------------------------------------------------------------------------------------------------------------------------
FEDERAL                                                  BEGINNING             AMOUNT                                    ENDING
                                                            TAX               WITHHELD              AMOUNT                TAX
                                                         LIABILITY             ACCRUED               PAID              LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING                                                   -               107,607             107,607                  -

2.  FICA - EMPLOYEE                                               -                67,317              67,317                  -

3.  FICA - EMPLOYER                                               -                67,317              67,317                  -

4.  UNEMPLOYMENT                                                  -                 4,490               4,490                  -

5.  INCOME                                                        -                   -                   -                    -

6.  OTHER (ATTACH LIST)                                           -                   -                   -                    -

7.  TOTAL FEDERAL TAXES                                           -               246,731             246,731                  -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                                   -                32,138              32,138                  -

9.  SALES TAXES ACCRUED                                           -                   224                 -                    224

10. EXCISE                                                        -                   -                   -                    -

11. UNEMPLOYMENT                                                  -                31,512              31,512                  -

12. REAL PROPERTY TAXES ACCRUED                                   -                11,868                 -                 11,868

13. PERSONAL PROPERTY                                             -                   -                   -                    -

14. OTHER (ATTACH LIST)                                           -                   -                   -                    -

15. TOTAL STATE AND LOCAL TAXES                                   -                75,742              63,650               12,092

16. TOTAL TAXES                                                   -               322,473             310,381               12,092
------------------------------------------------------------------------------------------------------------------------------------

CASE NAME:  Cannondale Corporation                             ACCRUAL BASIS -5
CASE NUMBER:  03-50117

The debtor-in-possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                                        FEBRUARY
                                           ACCOUNT 1        ACCOUNT 2       ACCOUNT 3          ACCOUNT 4          ACCOUNT 5
------------------------------------------------------------------------------------------------------------------------------------

A. BANK                                 JP Morgan Chase  First Union     JP Morgan Chase    JP Morgan Chase    Scotiabank

B. ACCOUNT NUMBER                       323-069428       2088200001340   323-892027         590-007300         80002 04054 18

C. PURPOSE (TYPE)                       Main Operating   Payroll         CIT Lockbox        FX Transactions    Canadian Disbursemt

1. BALANCE PER BANK STATEMENT                    12,314          48,176                -                  839                 8,859

2. ADD: TOTAL DEPOSITS NOT CREDITED                                 -               82,436              5,661                   -

3. SUBTRACT: OUTSTANDING CHECKS                                     -                  -                  -                  (6,539)

4. OTHER RECONCILING ITEMS                      (20,127)         10,705              3,242                -                  (1,462)

5. MONTH END BALANCE PER BOOKS                   (7,813)         58,881             85,678              6,500                   858

6. NUMBER OF LAST CHECK WRITTEN         n/a              n/a             n/a                n/a                                 970
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                                            FEBRUARY
                                           ACCOUNT 6        ACCOUNT 7       ACCOUNT 8          ACCOUNT 9          ACCOUNT 10
------------------------------------------------------------------------------------------------------------------------------------

A.  BANK                                Scotiabank       JP Morgan Chase     First Union    First Union          First Union

B.  ACCOUNT NUMBER                      80002 04104 11   6301-466904-509     2088200001269  2030154707706        2020000442727

C.  PURPOSE (TYPE)                      Canadian Receipt Cash Disbursements  Payroll Tax    Payroll Dental       Payroll Deductions

1.  BALANCE PER BANK STATEMENT                   66,766             843               -                  -                      -

2.  ADD: TOTAL DEPOSITS NOT CREDITED                -               -                 -                  -                      -

3.  SUBTRACT: OUTSTANDING CHECKS                    -          (164,241)              -                  -                      -

4.  OTHER RECONCILING ITEMS - See Note t        233,950          69,226               -                  -                      -

5.  MONTH END BALANCE PER BOOKS                 300,716         (94,172)              -                  -                      -

6.  NUMBER OF LAST CHECK WRITTEN        n/a                      177730      n/a            n/a                  n/a
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                                            FEBRUARY
                                                              ACCOUNT 11                                               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
A.  BANK                                                      M & T BANK

B.  ACCOUNT NUMBER                                            584714

C.  PURPOSE (TYPE)                                            Operating

1.  BALANCE PER BANK STATEMENT                                           20,567

2.   ADD: TOTAL DEPOSITS NOT CREDITED                                       -

3.  SUBTRACT: OUTSTANDING CHECKS                                        (11,801)

4.  OTHER RECONCILING ITEMS                                                 -
--------------------------------------------------------------------------------                             -----------------------
5.  MONTH END BALANCE PER BOOKS                                            8,766                                        359,415
--------------------------------------------------------------------------------                             -----------------------
6.  NUMBER OF LAST CHECK WRITTEN                                           11141
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS                                        DATE OF           TYPE OF          PURCHASE         CURRENT
BANK ACCOUNT NAME AND NUMBER                              PURCHASE         INVESTMENT          PRICE            VALUE
------------------------------------------------------------------------------------------------------------------------------------

7.  None

8.  None

9.  None

10. None

11. TOTAL INVESTMENT                                                                                                               0
------------------------------------------------------------------------------------------------------------------------------------

CASH

---------------------------------------------------------------------------------------------------------    -----------------------
12.  CURRENCY ON HAND - PETTY CASH                                                                                               400
---------------------------------------------------------------------------------------------------------    -----------------------


---------------------------------------------------------------------------------------------------------    -----------------------
13. TOTAL CASH - END OF MONTH                                                                                                359,815
---------------------------------------------------------------------------------------------------------    -----------------------

CASE NAME:  Cannondale Corporation                             ACCRUAL BASIS -6
CASE NUMBER:  03-50117

Of the total disbursements listed for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the US Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS
--------------------------------------------------------------------------------
Total - See Note u                          135,853
---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            PROFESSIONALS
                                                    DATE OF                                                                   TOTAL
                                                     COURT             AMOUNT            AMOUNT          TOTAL PAID         INCURRED
NAME                                                 ORDER            APPROVED            PAID            TO DATE           & UNPAID
------------------------------------------------------------------------------------------------------------------------------------
1.  Legg Mason                                          1/29/2003           40,000           40,000            40,000            -

2.  Paul Hastings                                        2/6/2003           60,000           60,000            60,000            -
------------------------------------------------------------------------------------------------------------------------------------

A $200,000 retainer to Zeisler & Zeisler was paid by CIT prior to the Company's bankruptcy filing on January 29, 2003. CIT charged the Company's DIP financing line post-petition for this retainer, and accordingly such amount is included on the Cash Flow Statement for February.

--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                                   SCHEDULE              AMOUNTS               TOTAL
                                                                    MONTHLY            PAID DURING            UNPAID
NAME OF CREDITOR                                                    PMT DUE               MONTH             POSTPETITION
--------------------------------------------------------------------------------------------------------------------------------

1.  CIT Business Credit Inc.                                   n/a                                    -              39,121

2.  Pegasus Partners II, LP                                    n/a                                    -             354,731 &&

3.  Connecticut Development Authority                                      12,699                     -              12,699

4.  Department of Economic and Community
Development - Connecticut                                                   3,417                     -               3,417

5.  Pennsylvania Industrial Development Authority                          32,615                     -              32,615

6.  Leases                                                                 86,721                     -              86,721
--------------------------------------------------------------------------------------------------------------------------------

&& Pegasus post-petition debt is comprised of cash and PIK accrued interest.

Cannondale Corporation                              Case Number  03-50117
Notes to February Operating Report
Accrual Basis

Note a: The value used for Real Property in the Bankruptcy Schedules and Statement of Assets and Liabilities filed with the Bankruptcy Court as of January 29, 2003 ("Schedules") represented current market value (per recent appraisals), and the value used for Personal Property represented net book value, as follows:


          January:                                      Total           Real         Personal
                                                   --------------------------------------------------

          Basis used                                    62,686,492     13,400,000     49,286,492
          Accumulated Depreciation                     (40,964,355)           -      (40,964,355)
                                                   --------------------------------------------------
          Value per Schedules                           21,722,137     13,400,000      8,322,137
                                                   ==================================================

          Had the net book value of Real Property been used, the values would be as follows:

          January:                                      Total           Real         Personal
                                                   --------------------------------------------------

          Original cost                                 72,173,571     22,887,079     49,286,492
          Accumulated Depreciation                     (45,318,037)    (4,353,682)   (40,964,355)
                                                   --------------------------------------------------
          Net Book Value                                26,855,534     18,533,397      8,322,137
                                                   ==================================================


          Net book value will be used in all monthly operating reports:

          February:                                     Total           Real         Personal
                                                   --------------------------------------------------

          Original cost                                 73,089,995     22,887,079     50,202,916
          Accumulated Depreciation                     (45,846,436)    (4,414,934)   (41,431,502)
                                                   --------------------------------------------------
          Net Book Value                                27,243,559     18,472,145      8,771,414
                                                   ==================================================


          The increase in the cost of Personal Property during February primarily relates to the $858,000 claim from SSA for software license fees/penalty.

Note b:   Other Assets:                                As of         February
                                                    Filing Date        2003
                                                  ------------------------------
          Investment in Cannondale Australia              607,999        607,999
          Investment in Cannondale Europe                 250,000        250,000
          Investment in Cannondale Japan                   75,959      1,047,440
          Goodwill                                        214,992        214,992
          Patents, net                                    766,813        774,097
                                                   -----------------------------
                                                        1,915,763      2,894,528
                                                   =============================

          The increase in the investment in Cannondale Japan during February reflects the recording of the Company's guarantee of Cannondale Japan's bank debt.

Cannondale Corporation                              Case Number  03-50117
Notes to February Operating Report


Note c: The following "Other" items as of the filing date were inadvertently excluded from the Schedules filed with the Bankruptcy Court. The Schedules are in the process of being amended to include the items. The Company deems that these "Other" items have no significant fair market value.


                                                    Book Value
                                                      As of         Book Value
                                                   Filing Date    Feb. 22, 2003
                                                  ------------------------------

          Bike samples                                   152,698        131,736
          Moto samples                                   169,229        169,516
          Prepaid Tradeshow                               35,324          5,961
          Prepaid Catalog                                  7,007        (22,153)
          Prepaid Advertising                             80,093         73,219
          Prepaid Advertising Production                   2,162          1,838
          Prepaid Insurance                              683,572      1,512,605
          Prepaid Other                                  183,873        108,036
          Employee Tool Purchase                             617             18
                                                  ------------------------------
                                                       1,314,575      1,980,776
                                                  ==============================

          Prepaid Maint - Pro Engineering Software        82,403         79,436
          Deferred Financing Cost, net **              3,099,575      3,180,931
          NR reserve                                      (7,535)        (7,535)
                                                  ------------------------------
                                                       3,174,443      3,252,832
                                                  ==============================

          Current Deferred Tax Asset                   4,136,806      4,136,806
          Valuation - CDTA                            (4,136,806)    (4,136,806)
          Non-Current Deferred Tax Asset              17,724,054     17,724,054
          Valuation -NCDTA                           (17,724,054)   (17,724,054)
                                                  ------------------------------
                                                             -              -
                                                  ==============================

--------------------------------------------------------------------------------
          Total NBV of Other Assets                    4,489,018      5,233,608
--------------------------------------------------------------------------------

** Net deferred financing costs represent various legal and financing fees incurred in connection with the outstanding pre-petition debt. Such costs will be expensed when the Pegasus asset purchase is consummated.

Cannondale Corporation                              Case Number  03-50117
Notes to February Operating Report


Note d: The Company is represented by several professionals, which have been approved by the Bankruptcy Court. Such professionals may have incurred fees and expenses, which are subject to Bankruptcy Court approval, in excess of any retainers paid by Cannondale. Accordingly, the Company has not accrued any such fees and expenses at this time as it lacks sufficient information to do so.

Note e:   Post-petition secured debt:
                                                       February
                                                    ----------------
          CIT DIP Financing line                            39,122
          Pegasus PIK and cash accrued interest            354,730
                                                    ----------------
                                                           393,852
                                                    ================

Note f:   Other post-petition liabilities:
                                                       February
                                                    ----------------

          Salaries                                          42,296
          Holiday/Vacation                                 578,735 includes pre-petition priority claims
          Property Tax                                     (55,018)
          General Insurance                                125,986
          Self-Insured Retention - Product Liability        57,284
          Workers Compensation Insurance                     4,522
          Bank charges                                        (402)
          Postage                                            5,027
          Freight                                           15,828
          Race Team                                         60,615
          Coop Advertising                                   9,156
          Month end accrual                                255,173
          DE franchise fee                                   8,571
          Inventory Received not Vouched accrual            18,184
          Inventory In transit accrual                     256,864
          Payroll Liabilities                               41,242
                                                    ----------------
          Total                                          1,424,063
                                                    ================

Note g: The decrease in pre-petition priority debt resulted from a reclassification of customs duty broker invoices to unsecured non-priority debt in February.

Note h:   Components of Unsecured Liabilities:
                                                       As of
                                                    Filing Date     February
                                                  ------------------------------

          Accounts Payable                            23,188,851     23,140,970
          Subordinated Debenture to J.Montgomery       2,000,000      2,000,000
          Subordinated Debenture to J. Pyne            2,028,444      2,000,000
          Guarantee of Mizuho Bank Debt - CJ             971,481        971,481
          Claim from SSA for License Fees/Penalty        858,000        858,000
                                                  ------------------------------
                                                      29,046,776     28,970,451
                                                  ==============================

          The guarantee of the CJ Mizuho debt ($971,481) and the claim for the SSA License/Penalty ($858,000) were not accrued in the Company's books at the time of the original bankruptcy filing.

Cannondale Corporation                              Case Number  03-50117
Notes to February Operating Report


Note i:   Other pre-petition liabilities:


                                                        As of
                                                     Filing Date      February
                                                    -------------------------------

          Accrued Accounting Fees                          146,346            -
          Salaries                                         269,260            -
          Holiday                                          575,175            -
          Fair Value of FX contracts                       156,462            -
          Property Tax                                     (49,747)           -
          Medical Insurance (IBNR)                         600,000        600,000
          Self-Insured Retention - Product Liability       923,298        922,297
          Workers Compensation Insurance                   374,599        362,580
          Bank charges                                      (2,919)           -
          Postage                                           10,444            -
          Legal                                             45,569            -
          Duty                                              11,082            -
          Freight                                          179,764            -
          Race Team                                        150,151         28,835
          Tax audit                                         21,201            -
          Public Company                                      (684)           -
          Video Production                                  (4,765)           -
          Coop                                             109,907        110,271
          Month end accrual                                977,598        865,008
          J. Montgomery sub debt interest accrual           98,620            -
          Delaware franchise fee                            61,325            -
          Warranty                                       2,191,187      2,156,915
          Inventory Received not Vouched accrual           702,035        322,805
          Inventory In-transit accrual                     267,747            -
          Deferred Taxes Payable                           380,265         15,598
          Payroll Liabilities                              165,351         (7,495)
          Other Long-Term Liability                        283,883        142,629
          Deferred Gain                                     80,212            -
          Pegasus debt discount                         (1,104,207)           -
                                                    -------------------------------
                                                         7,619,159      5,519,443
                                                    ===============================

          Adjustments for items reported elsewhere:
          Priority payments included in AP/Accruals       (288,903)       (49,875)
          AFCO Insurance included in Secured              (801,181)           -    $495,951 recorded in AP, $364,935 accrued in
                                                                                   February
          Taxes included in Secured Debt                   (46,426)       (46,426) (See Note 3 on page "Accrual Basis - 1")
          SSA Software included in Unsecured              (858,000)           -    accrued in Unsecured Debt in February
          CJ Mizuho Guarantee in Unsecured                (971,481)           -    accrued in Unsecured Debt in February
          AP unallocated payments and revaluation       (3,135,849)    (2,672,628)
          Credit balances in AP                            144,314        138,352
          Payments booked but not mailed                   (33,534)       (40,294)
                                                    -------------------------------
                                                        (5,991,060)    (2,670,871)
                                                    ===============================

-----------------------------------------------------------------------------------
          Total other pre-petition liabilities           1,628,099      2,848,572
-----------------------------------------------------------------------------------

          The above accruals were not included in the original bankruptcy schedules due to the emergency filing. The information was compiled subsequently.

Note j: All pre-petition amounts are subject to contingent, unliquidated, and/or disputed debts.

Note k: Direct charge to equity recorded in February reflects the write-off of warrants issued to Pegasus in June 2002.

Cannondale Corporation                              Case Number  03-50117
Notes to February Operating Report


Note l:   Detail of Non-Operating Income (Expense):

                                                   Jan. 26 thru
                                                   Jan. 29, 2003    February
                                                 -------------------------------
          Foreign Exchange                                   388         18,830
          Intercompany Royalty/Rent Income               108,967        243,715
          Deferred Gain on Sale-Leasebacks                80,212            -
                                                 -------------------------------
          Other Income                                   189,567        262,545
                                                 ===============================

          Franchise/Sales Taxes                         (161,444)        (8,892)
          Royalty Expense                                (48,052)           -
                                                 -------------------------------
          Other Expense                                 (209,496)        (8,892)
                                                 ===============================

Note m:   Detail of Reorganization Expenses:

                                                                      February
                                                                  --------------
          CIT Facility Fee                                             (100,000)
          Alvarez & Marsal                                             (100,000)
          Outside Services - Phase I Environmental                       (6,200)
          Return of Richard, Layton Finger unused retainer                7,428
                                                                  --------------
          Total Reorganization Expense                                 (198,772)
                                                                  ==============

Note n: Difference between $(51,855) schedule amount and $175,871 beginning balance represents 4 days of activity prior to the filing date.

Note o: Post-petition cash receipts include $500,000 from Cannondale Europe as payment of intercompany trade receivables.

Note p:   Non-Operating Cash Receipts



                                                               February
                                                            --------------

          Return of Richard, Layton Finger unused retainer        60,000 amount was sent directly to Paul Hastings by Richard Layton
          Non-AR Cash                                             95,123
                                                            --------------
          Total                                                  155,123
                                                            ==============

Note q:   Other Operating Disbursements:
                                                               February
                                                            --------------
          Bank fees                                               44,720
          Freight                                                 64,466
          Garbage/recycling                                        1,952
          Snowplowing                                              2,495
          Race team                                               11,294
          Tuition/training                                           285
          Outside Services - Lien filing                           3,300
                                                            --------------
          Total Other Disbursements                              128,512
                                                            ===============

Note r:   Other Reorganization Expenses
                                                               February
                                                            --------------
          CIT Facility fee                                       100,000
          Alvarez & Marsal                                       100,000
          Outside Services - Phase I Environmental                 6,200
          Return of Richard, Layton Finger unused retainer        (7,428)
                                                            --------------
                                                                 198,772
                                                            ==============

Cannondale Corporation                              Case Number  03-50117
Notes to February Operating Report


Note s:   Detail of Accounts Receivable Aging:


                                                     Future/
          Account Type                               Current       0-30 days    31-60 days   61-90 days    91+ days        Total
          --------------------------------------------------------------------------------------------------------------------------

          Trade Accounts Receivable, 3rd party        15,290,533    2,368,767    2,265,548    1,274,965     5,210,755    26,410,568

          Intercompany Trade Accounts Receivable         877,600       58,519      727,637      691,201    19,592,186    21,947,143

          Intercompany Trade Accounts Payable                         (17,336)    (183,063)    (848,758)  (21,764,187)  (22,813,344)

          Intercompany Non-Trade Receivable                                                                 1,728,651     1,728,651
                                                     -------------------------------------------------------------------------------
          Total Accounts Receivable Aging             16,168,132    2,409,950    2,810,122    1,117,408     4,767,405    27,273,018
                                                     ===============================================================================
          Reserves for Uncollectibility - Third party                                                                    (5,170,977)
          Revaluation of foreign currency AR                                                                                457,750
          Revaluation of Intercompany AP                                                                                  1,537,937
          Suspense account                                                                                                  374,262
          Customer Notes Receivable                                                                                          87,484
                                                                                                                      --------------
          Total adjustment                                                                                               (2,713,544)

                                                                                                                      --------------
          Net Accounts Receivable                                                                                        24,559,474
                                                                                                                      ==============

Note t:   Detail of Other Reconciling items:

          Scotia Bank (Account 6) other reconciling items of $233,950 relate to transfers of funds held by Reusch International, Inc which were not forwarded to the bank.

          Chase Bank (Account 7) other reconciling items of $69,226 related to returned NSF checks.

Note u:   Payments to Insiders:

                                                                                          TYPE OF        AMOUNT        TOTAL PAID
          NAME                                            TITLE                           PAYMENT         PAID          TO DATE
          --------------------------------------------------------------------------------------------------------------------------

          Joseph S. Montgomery         Chairman, President, CEO                        Salary                 38,462         38,462
          Daniel C. Alloway            Vice President of Sales                         Salary                 19,231         19,231
          Daniel C. Alloway                                                            Expense Reim.           1,892          1,892
          James Scott Montgomery       Vice President of Marketing                     Salary                 11,538         11,538
          James Scott Montgomery                                                       Expense Reim.           4,115          4,115
          Cynthia Hoboken              Treasurer                                       Salary                  9,615          9,615
          John P. Moriarty             Chief Accounting Officer and Asst. Treasurer    Salary                  9,154          9,154
          Jean Benson                  Assistant Secretary                             Salary                  7,692          7,692
          Jean Benson                                                                  Expense Reim.             180            180
          Leonard J. Konecny           Vice President of Purchasing                    Salary                 11,462         11,462
          Leonard J. Konecny                                                           Expense Reim.             397            397
          Michael T. Dower             Vice President of Information Technology        Salary                 10,923         10,923
          Larry E. Sarver              Vice President of Manufacturing                 Salary                  7,692          7,692
          Cannondale Japan KK                                                          Trade AP pmt.           3,500          3,500
                                                                                                     -------------------------------
                                                                                                             135,853        135,853
                                                                                                     ===============================

Note v: Product Liability, Property, D&O, EPL, FDLB, International Property and Casualty, Workers' Compensation and Automobile insurance installments are payable to an insurance financing company. Marine Cargo and Business Travel insurance premiums are payable directly to Marsh Insurance Company.

CASE NAME:  Cannondale Corporation                             ACCRUAL BASIS -7
CASE NUMBER:  03-50117


-------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                       YES                     NO
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
BUSINESS THIS REPORTING PERIOD?                                                                              X

2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
POSSESSION ACCOUNT?                                                                  X

3.  ARE ANY POST PETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM
RELATED PARTIES?                                                                     X

4.  HAVE ANY PAYMENTS BEEN MADE ON PRE PETITION LIABILITIES THIS REPORTING
PERIOD?                                                                              X

5.  HAVE ANY POST PETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?         X

6.  ARE ANY POST PETITION PAYROLL TAXES DUE?                                                                 X

7.  ARE ANY POST PETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                            X

8.  ARE ANY POST PETITION REAL ESTATE TAXES PAST DUE?                                                        X

9.  ARE ANY OTHER POST PETITION TAXES PAST DUE?                                                              X

10. ARE ANY AMOUNTS OWED TO POST PETITION CREDITORS DELINQUENT?                                              X

11. HAVE ANY PRE PETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?               X

12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X
-------------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM.

Question 2: The $60,000 paid to Paul Hastings was transferred directly from Richard, Layton and Finger, former attorneys to the Company, as a return of unused retainer.

Question 3: Post petition amounts arising from the ordinary course of business are due from the Company's subsidiaries.

Question 4: The Company made payments on pre-petition liabilities as a result of motions filed and approved by the Bankruptcy Court, including Frank Roth, Expeditors, employees, and medical reimbursements.

Question 5: The Company has received advances as necessary on the DIP financing line with CIT Business Credit, Inc.

Question 11: Various taxes have been paid as a result of motions filed and approved by the Bankruptcy Court.




-------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                          YES                     NO
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
1. ARE WORKERS' COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
COVERAGES IN EFFECT?                                                                 X

2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                    X

3. PLEASE ITEMIZE POLICIES BELOW
-------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.

Question 2: A court order was approved in March for payment of insurance premiums, and such premiums were paid at that time.


------------------------------------------------------------------------------------------------------------------------------------
                                                  INSTALLMENT PAYMENTS
                                                                                                                        PAYMENT
                                                                                                 PERIOD                AMOUNT AND
TYPE OF POLICY AND CARRIER                                                                       COVERED               FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
See Note v                                                                                                           319,276 down
                                                                                                                     50,778 weekly

Product Liability, Property, D&O, EPL, FDLB, International Property and Casualty - AFCO       7/1/02-6/30/03         33,814 final

Workers' Compensation - Travelers                                                             7/1/02-6/30/03         44,583 monthly

Automobile - Travelers                                                                        7/1/02-6/30/03         2,183 monthly

Marine Cargo - AIMA                                                                           7/1/02-6/30/03         32,199 bal. due

Business Travel - Zurich America                                                              1/1/03-12/31/03        7,440 bal. due
------------------------------------------------------------------------------------------------------------------------------------